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Exhibit 10.1

AMENDMENT NO. 1 AND WAIVER TO THIRD AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

        AMENDMENT NO. 1 AND WAIVER, dated as of April 8, 2005 (this "Amendment") to the Third Amended and Restated Credit and Guaranty Agreement dated as of February 25, 2005 (as in effect immediately prior to the effectiveness of this Amendment, the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

        WHEREAS, the parties hereto desire to waive and amend certain provisions of the DIP Credit Agreement as set forth herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

        Section 2. Waiver. Each DIP Lender hereby waives any Default or Event of Default arising under Section 7.01(c) (in connection with a breach of Section 6.05(a) or Section 6.05(b) of the DIP Credit Agreement), Section 6.05(a) or Section 6.05(b) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of the Loan Parties having recorded (whether prior to the date hereof or hereafter) a non-cash charge in an aggregate amount of up to $450,000,000 in connection with a potential settlement of certain asserted or potential claims by certain departments or agencies of the United States Government against certain of the Loan Parties, which amount shall include any related costs and expenses incurred by the Loan Parties in connection therewith.

        Section 3. Amendment of Certain Definitions. (a) The definition of "EBITDA" set forth in Section 1.01 of the DIP Credit Agreement is hereby amended by amending and restating clause (E) thereof in its entirety to read as follows:

          "(E) any extraordinary non-cash charges for such period, including, without limitation, and notwithstanding any terms of GAAP to the contrary, (1) any such extraordinary non-cash charge for such period arising from the write-off of any deferred financing costs relating to the financing arrangements of the Loan Parties entered into prior to the Petition Date and/or (2) any such extraordinary non-cash charge for such period arising from the Loan Parties having recorded in such period a non-cash charge in an aggregate amount of up to $450,000,000 in connection with a potential settlement of certain asserted or potential claims by certain departments or agencies of the United States Government against certain of the Loan Parties (which amount shall include any related costs and expenses incurred by the Loan Parties in connection therewith), and minus".

        (b)   The definition of "EBITDAR" set forth in Section 1.01 of the DIP Credit Agreement is hereby amended by amending and restating clause (F) thereof in its entirety to read as follows:

          "(F) any extraordinary non-cash charges for such period, including, without limitation, and notwithstanding any terms of GAAP to the contrary, (1) any such extraordinary non-cash charge for such period arising from the write-off of any deferred financing costs relating to the financing arrangements of the Loan Parties entered into prior to the Petition Date and/or (2) any such extraordinary non-cash charge for such period arising from the Loan Parties having recorded in such period a non-cash charge in an aggregate amount of up to $450,000,000 in connection with a potential settlement of certain asserted or potential claims by certain departments or agencies of the United States Government against certain of the Loan Parties (which amount shall include any related costs and expenses incurred by the Loan Parties in connection therewith), and minus".

        Section 4. Limitation Acknowledgment. The Loan Parties expressly acknowledge and agree that the amendments and waivers contained in this Amendment (a) relate solely to the extraordinary non-cash charges (including any related costs and expenses) that have been or will be recorded by the Loan Parties in connection with the settlement of the asserted or potential claims by certain departments or agencies of the United States Government against certain of the Loan Parties and (b) shall not diminish or otherwise modify or amend any rights the Agents and/or the DIP Lenders may have in connection with the effectiveness of the actual settlement of any such claims and the implementation of the terms ultimately agreed to in connection therewith, all of which rights are hereby expressly preserved on the terms and conditions set forth in the DIP Credit Agreement and the other Loan Documents.

        Section 5. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        Section 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. This Amendment shall be deemed effective in the case of any party as to which an executed counterpart shall not have been received, if the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:	/s/ WILLIAM A. AUSTIN Name: William A. Austin Title: Vice President
CITICORP NORTH AMERICA, INC.
By:	/s/ MICHAEL M. SCHADT Name: Michael M. Schadt Title: Authorized Signature
WACHOVIA BANK, N.A.
By:	/s/ HELEN F. WESSLING Name: Helen F. Wessling Title: Managing Director
THE BANK OF NOVA SCOTIA
By:	/s/ STEPHEN C. LEVI Name: Stephen C. Levi Title: Director
BANK OF AMERICA, N.A.
By:	/s/ WILLIAM E. LIVINGSTONE IV Name: William E. Livingstone IV Title: Senior Vice President
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ CHRISTOPHER COX Name: Christopher Cox Title: Duly Authorized Signatory

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:	/s/ MICHAEL A. CRISCITO Name: Michael A. Criscito Title: Managing Director
By:	/s/ SHARON M. MEADOWS Name: Sharon Meadows Title: Managing Director
DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ ANCA TRIFAN Name: Anca Trifan Title: Director
By:	/s/ GREGORY SHEFRIN Name: Gregory Shefrin Title: Director
THE FOOTHILL GROUP, INC.
By:	/s/ SEAN DIXON Name: Sean Dixon Title: Vice President
CALYON NEW YORK BRANCH
By:	/s/ ANNE SHEAN Name: Anne Shean Title: Director
By:	/s/ JOHN MCCLOSKEY Name: John McCloskey Title: Director
BANK OF MONTREAL
By:	Name: Title:

BAYERISCHE HYPO- und VEREINSBANK AG, NEW YORK BRANCH
By:	Name: Title:
By:	Name: Title:
CIT LENDING SERVICES CORPORATION
By:	/s/ MICHAEL V. MONAHAN Name: Michael V. Monahan Title: Vice President
NAME OF LENDER: CANADIAN IMPERIAL BANK OF COMMERCE
By:	/s/ JOHN O'DOWD Name: John O'Dowd Title: Executive Director
By:	/s/ CHARLES HENRY Name: Charles Henry Title: Authorized Signatory
NAME OF LENDER: CLASSIC CAYMAN B.D. LIMITED
By:	/s/ JANET WOLFF Name: Janet Wolff Title: Authorized Signatory
By:	/s/ JOHN FITZGERALD Name: John Fitzgerald Title: Authorized Signatory
NAME OF LENDER: COOKSMILL
By:	/s/ JOHN R.M. CAMPBELL Name: John R.M. Campbell Title: Authorized Signatory

DIAMOND SPRINGS TRADING LLC
By:	/s/ MEREDITH J. KOSLICK Name: Meredith J. Koslick Title: Assistant Vice President
NAME OF LENDER: FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND
By:	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer
NAME OF LENDER: FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO
By:	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer
NAME OF LENDER: FOOTHILL INCOME TRUST, L.P.
By:	FIT GP, LLC, Its Gen Partner
By:	/s/ SEAN DIXON Name: Sean Dixon Title: Managing Member
NAME OF LENDER: HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY
By:	Highland Capital Management, L.P., Its Investment Advisor
By:	/s/ TODD A. TRAVERS Name: Todd A. Travers Title: Assistant Secretary Highland Capital Management, L.P.

LONG LANE MASTER TRUST IV
By:	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Authorized Agent
NAME OF LENDER: PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ DIANE S. GRISWOLD Name: Diane S. Griswold Title: AVP
NAME OF LENDER: SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

NAME OF LENDER: EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: COSTANTINUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: EATON VANCE CDO VI LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: GRAYSON & CO
By:	Boston Management and Research as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

NAME OF LENDER: EATON VANCE VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: TOLLI & CO.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

NAME OF LENDER: EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President
NAME OF LENDER: SPLRET IV LOAN TRUST 2003-B
By:	Wilmington Trust Company not in its individual capacity but solely as trustee
By:	/s/ RACHEL L. SIMPSON Name: Rachel L. Simpson Title: Financial Services Officer
NAME OF LENDER: THE TRAVELERS INSURANCE COMPANY
By:	/s/ WILLIAM M. GARDNER Name: William M. Gardner Title: Investment Officer
LOAN PARTIES:
ACC CABLE COMMUNICATIONS FL-VA, LLC
By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.
ACC HOLDINGS II, LLC
By:	ACC Operations, Inc., its sole member
ACC INVESTMENT HOLDINGS, INC.
ACC OPERATIONS, INC.
ACC TELECOMMUNICATIONS HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC-AMN HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA ACQUISITION SUBSIDIARY, INC.
ADELPHIA ARIZONA, INC.
ADELPHIA BLAIRSVILLE, LLC
By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.
By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION ASSOCIATES, L.P.
By:	Chelsea Communications, Inc., its general partner
ADELPHIA CABLEVISION CORP.
ADELPHIA CABLEVISION OF BOCA RATON, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA CABLEVISION OF FONTANA LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By:	Mickelson Media, Inc., its sole member
ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SANTA ANA, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By:	Century New Mexico Cable Television Corp., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By:	Huntington CATV, Inc., its sole member
ADELPHIA CALIFORNIA CABLEVISION, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CENTRAL PENNSYLVANIA, LLC
By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner
ADELPHIA CLEVELAND, LLC
By:	Adelphia of the Midwest, Inc., its sole member
ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.
ADELPHIA COMPANY OF WESTERN CONNECTICUT
ADELPHIA GENERAL HOLDINGS III, INC.
ADELPHIA GS CABLE, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA GP HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA HOLDINGS 2001, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner
ADELPHIA INTERNATIONAL II, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA INTERNATIONAL III LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA OF THE MIDWEST, INC.
ADELPHIA MOBILE PHONES
ADELPHIA PINELLAS COUNTY, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA PRESTIGE CABLEVISION, LLC
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.
ADELPHIA WELLSVILLE, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ARAHOVA COMMUNICATIONS, INC.
ARAHOVA HOLDINGS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
BADGER HOLDING CORPORATION
BETTER TV, INC. OF BENNINGTON
BLACKSBURG/SALEM CABLEVISION, INC.
BRAZAS COMMUNICATIONS, INC.
BUENAVISION TELECOMMUNICATIONS, INC.
CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
CCC-III, INC.
CCC-INDIANA, INC.
CCH INDIANA, L.P.
By:	CCC-Indiana, its general partner
CDA CABLE, INC.
CENTURY ADVERTISING, INC.
CENTURY ALABAMA CORP
CENTURY ALABAMA HOLDING CORP.
CENTURY AUSTRALIA COMMUNICATIONS CORP.
CENTURY BERKSHIRE CABLE CORP.
CENTURY CABLE HOLDINGS, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY CABLE HOLDING CORP.
CENTURY CABLE MANAGEMENT CORPORATION
CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CENTURY CAROLINA CORP.
CENTURY COLORADO SPRINGS CORP.
CENTURY COLORADO SPRINGS PARTNERSHIP
By:	Paragon Cable Television Inc., a general partner
CENTURY COMMUNICATIONS CORP.
CENTURY CULLMAN CORP.
CENTURY ENTERPRISE CABLE CORP.
CENTURY EXCHANGE, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY FEDERAL, INC.
CENTURY GRANITE CABLE TELEVISION CORP.
CENTURY HUNTINGTON COMPANY
CENTURY INDIANA CORP.
CENTURY ISLAND ASSOCIATES, INC.
CENTURY ISLAND CABLE TELEVISION CORP.
CENTURY INVESTMENT HOLDING CORP.
CENTURY INVESTORS, INC.
CENTURY KANSAS CABLE TELEVISION CORP.
CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.
CENTURY MISSISSIPPI CORP.
CENTURY MOUNTAIN CORP.
CENTURY NEW MEXICO CABLE TELEVISION CORP.
CENTURY NORWICH CORP.
CENTURY OHIO CABLE TELEVISION CORP.
CENTURY OREGON CABLE CORP.
CENTURY PACIFIC CABLE TV, INC.
CENTURY PROGRAMMING, INC.
CENTURY REALTY CORP.
CENTURY SHASTA CABLE TELEVISION CORP.
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.
CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI CALIFORNIA, L.P.
By: Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC
By:	Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY TRINIDAD CABLE TELEVISION CORP.
CENTURY VIRGINIA CORP.
CENTURY VOICE AND DATA COMMUNICATIONS, INC.
CENTURY WARRICK CABLE CORP.
CENTURY WASHINGTON CABLE TELEVISION, INC.
CENTURY WYOMING CABLE TELEVISION CORP.
CHELSEA COMMUNICATIONS, INC.
CHELSEA COMMUNICATIONS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CHESTNUT STREET SERVICES, LLC
By:	ACC Operations, Inc., its sole member
CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CORAL SECURITY, INC.
COWLITZ CABLEVISION, INC.
CP-MDU I LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CP-MDU II LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
EASTERN VIRGINIA CABLEVISION, L.P.
By:	TMC Holdings Corporation, its general partner
EMPIRE SPORTS NETWORK, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FAE CABLE MANAGEMENT CORP.
FOP INDIANA, L.P.
By:	FrontierVision Cable New England, Inc., its general partner
FRONTIERVISION ACCESS PARTNERS, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION CABLE NEW ENGLAND, INC.
FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
FRONTIERVISION HOLDINGS L.L.C.
By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION HOLDINGS L.P.
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.L.C.
By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.P.
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION PARTNERS L.P.
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
FT. MYERS CABLEVISION, LLC
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member
GLOBAL ACQUISITION PARTNERS, L.P.
By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
GLOBAL CABLEVISION II, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By:	ACC Operations, Inc., its sole member
GRAFTON CABLE COMPANY
GS CABLE LLC
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
GS TELECOMMUNICATIONS LLC
By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.
HUNTINGTON CATV, INC.
IMPERIAL VALLEY CABLEVISION, INC.
KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION
By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
KOOTENAI CABLE, INC.
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
LOUISA CABLEVISION, INC.
MANCHESTER CABLEVISION, INC
MARTHA'S VINEYARD CABLEVISION, L.P.
By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member
MERCURY COMMUNICATIONS, INC.
MICKELSON MEDIA, INC.
MICKELSON MEDIA OF FLORIDA, INC.
MONUMENT COLORADO CABLEVISION, INC.
MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner
MONTGOMERY CABLEVISION, INC.
MT. LEBANON CABLEVISION, INC.
MULTI-CHANNEL T.V. CABLE COMPANY
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CABLE HOLDINGS, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CAPITAL CORPORATION
OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS COMMUNICATIONS, L.P.
By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OWENSBORO-BRUNSWICK, INC.
OWENSBORO INDIANA, L.P.
By:	Century Granite Cable Television Corp., its general partner
OWENSBORO ON THE AIR, INC.
PAGE TIME, INC.
PARAGON CABLE TELEVISION INC.
PARAGON CABLEVISION CONSTRUCTION CORPORATION
PARAGON CABLEVISION MANAGEMENT CORPORATION
PARNASSOS COMMUNICATIONS, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PARNASSOS HOLDINGS, LLC
By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PERICLES COMMUNICATIONS CORPORATION
PULLMAN TV CABLE CO., INC.
RENTAVISION OF BRUNSWICK, INC.
RICHMOND CABLE TELEVISION CORPORATION
RIGPAL COMMUNICATIONS, INC.
ROBINSON/PLUM CABLEVISION
By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SABRES, INC.
SCRANTON CABLEVISION, INC.
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.
SOUTHEAST FLORIDA CABLE, INC.
SOUTHWEST COLORADO CABLE, INC.
SOUTHWEST VIRGINIA CABLE, INC.
S/T CABLE CORPORATION
STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP
By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SVHH CABLE ACQUISITION, L.P.
By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
SVHH HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
TELE-MEDIA COMPANY OF TRI-STATES L.P.
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
TELESAT ACQUISITION, LLC
By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TELESTAT ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
THE MAIN INTERNETWORKS, INC.
THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.
By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general partner
TIMOTHEOS COMMUNICATIONS, L.P.
By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TMC HOLDINGS CORPORATION
TMC HOLDINGS, LLC
TRI-STATES, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
UCA LLC
By:	ACC Operations, Inc., its sole member
U.S. TELE-MEDIA INVESTMENT COMPANY
UPPER ST. CLAIR CABLEVISION, INC.
VALLEY VIDEO, INC.
VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.
WARRICK INDIANA, L.P.
By:	CCC-III, Inc., its general partner
WELLSVILLE CABLEVISION, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
WESTERN NY CABLEVISION, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member
WESTVIEW SECURITY, INC.
WILDERNESS CABLE COMPANY
YOUNG'S CABLE TV CORP.
YUMA CABLEVISION, INC.
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

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AMENDMENT NO. 1 AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT